SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): June 29, 2007

IndyMac IMSC Mortgage Loan Trust 2007-HOA1
(exact name of issuing entity)
Commission File Number of the issuing entity: 333-140726-08

IndyMac MBS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-140726

IndyMac Bank, F.S.B.
(Exact name of the sponsor as specified in its charter)
Delaware	95-4791925
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

155 North Lake Avenue
Pasadena, California	91101
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 8                      Other Events

Item 8.01                      Other Events.

On June 29, 2007, IndyMac MBS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, IndyMac Bank, F.S.B. (“IndyMac”), as seller and as servicer, and Deutsche Bank National Trust Company, trustee (in such capacity, the “Trustee”) and supplemental interest trustee (in such capacity, the “Supplemental Interest Trustee”), providing for the issuance of the Company’s IndyMac IMSC Mortgage Loan Trust 2007-HOA1, Mortgage Pass-Through Certificates, Series 2007-HOA1 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

On June 29, 2007, The Bank of New York, as corridor counterparty (the “Corridor Counterparty”) and the Supplemental Interest Trustee entered into an interest rate corridor contract and related ISDA Credit Support Annex for the LIBOR Certificates and the Class C-X Certificates, as evidenced by a confirmation between such parties (the “Corridor Confirmation”).  The Corridor Confirmation and related ISDA Credit Support Annex are annexed hereto as Exhibit 99.1.

On June 29, 2007, The Bank of New York, as cap counterparty (the “Cap Counterparty”) and the Supplemental Interest Trustee entered into an interest rate cap contract and related ISDA Credit Support Annex for the LIBOR Certificates and the Class C-X Certificates, as evidenced by a confirmation between such parties (the “Cap Confirmation”).  The Cap Confirmation and related ISDA Credit Support Annex are annexed hereto as Exhibit 99.2.

On June 29, 2007, as swap counterparty (the “Swap Counterparty”) and the Supplemental Interest Trustee entered into an interest rate swap contract and related ISDA Credit Support Annex for the LIBOR Certificates and the Class AXPP Certificates, as evidenced by a confirmation between such parties (the “Swap Confirmation”).  The Swap Confirmation and related ISDA Credit Support Annex are annexed hereto as Exhibit 99.3.

On June 29, 2007, the Company entered into an Item 1115 Agreement (the “Item 1115 Agreement), dated as of April 24, 2006, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and The Bank of New York.  The Item 1115 Agreement is annexed hereto as Exhibit 99.4.

In connection with the issuance by IndyMac MBS, Inc. Mortgage Pass-Through Certificates, Series 2007-HOA1 (the “Certificates”), IndyMac MBS, Inc. is filing herewith a certificate guaranty insurance policy for the Class A-1-2, Class A-2-3 and Class A-3 Certificates.  The policy and exhibits are listed hereto as Exhibit 99.5.

Section 9     Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

4.1	Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, IndyMac and the Trustee.

99.1	The Corridor Confirmation and related ISDA Credit Support Annex, each dated June 29, 2007, between the Corridor Counterparty and the Supplemental Interest Trustee.

99.2	The Cap Confirmation and related ISDA Credit Support Annex, each dated June 29, 2007, between the Cap Counterparty and the Supplemental Interest Trustee.

99.3	The Swap Confirmation and related ISDA Credit Support Annex, each dated June 29, 2007, between the Swap Counterparty and the Supplemental Interest Trustee.

99.4	The 1115 Agreement, dated April 26, 2006, among the Company, IndyMac ABS, Inc., IndyMac and the Bank of New York.

99.5	Financial Security Assurance Inc. Insurance Policy (with Exhibits) dated June 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC. By: /s/ Victor H. Woodworth Victor H. Woodworth Vice President

Dated: July 17, 2007

Exhibit Index

Exhibit

4.1	Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, IndyMac and the Trustee.

99.1	The Corridor Confirmation and related ISDA Credit Support Annex, each dated June 29, 2007, between the Corridor Counterparty and the Supplemental Interest Trustee.

99.2	The Cap Confirmation and related ISDA Credit Support Annex, each dated June 29, 2007, between the Cap Counterparty and the Supplemental Interest Trustee.

99.3	The Swap Confirmation and related ISDA Credit Support Annex, each dated June 29, 2007, between the Swap Counterparty and the Supplemental Interest Trustee.

99.4	The 1115 Agreement, dated April 26, 2006, among the Company, IndyMac ABS, Inc., IndyMac and the Bank of New York.

99.5	Financial Security Assurance Inc. Insurance Policy (with Exhibits) dated June 29, 2007.